SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 16, 2003


                            BEDFORD BANCSHARES, INC.
             (Exact name of Registrant as specified in its Charter)



        Virginia                      0-24330                    54-1709924
----------------------------       -------------          ----------------------
(State or other jurisdiction       (SEC File No.)         (IRS Employer
of incorporation)                                         Identification Number)



125 West Main Street, Bedford, Virginia                                  24523
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:               (540) 586-2590
                                                                  --------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------


     Exhibit
     Number                    Description
     -------                   -----------

       99       Press Release dated April 16, 2003


Item 9.  Regulation FD Disclosure
         ------------------------

     Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On April 16, 2003, the Registrant issued a press release to report earnings for the quarter ended March 31, 2003. A copy of the press release is furnished with this Form 8-K as exhibit 99.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              BEDFORD BANCSHARES, INC.



Date: April 16, 2003                          By:  /s/ Harold K. Neal
                                                   -----------------------------
                                                   Harold K. Neal
                                                   President